UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date Of Report: (Date of earliest event reported) October 23, 2003
                                                         ----------------


                       HISTORICAL AUTOGRAPHS U.S.A., INC.
                       ----------------------------------
                 (Name of small business issuer in its charter)


          Nevada                      000-32603                   91-1955323
          ------                      ---------                   ----------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)



                              516 W. Sprague Avenue
                                Spokane, WA 99201
                                -----------------
                    (Address of Principal Executive Offices)

                                 (509) 744-8590
                                 --------------
                         (Registrant's Telephone Number)

Item 7.  Financial Statements and Exhibits

         (a) Not Applicable

         (b) Not Applicable

         (c) Exhibits:

                  99.6    Press Release Issued October 23, 2003.*

* This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 24, 2003            HISTORICAL AUTOGRAPHS U.S.A., INC.

                                    By:  s/Cindy Swank
                                       -----------------------------------------
                                       Cindy Swank, President